TRANSAMERICA FUNDS
Supplement dated January 30, 2009 to the Statement of Additional Information (“SAI”) dated
September 15, 2008, as supplemented through December 22, 2008
Transamerica Legg Mason Partners Investors Value
The following information supplements and amends information concerning Transamerica Legg Mason Partners Investors Value in the SAI:
The Board of Trustees of Transamerica Funds has approved a proposal to liquidate and dissolve Transamerica Legg Mason Partners Investors Value (the “fund”) effective on or about March 31, 2009. Prior to the fund’s liquidation and dissolution, shareholders are entitled to exchange their fund shares for shares of the same class of another series of Transamerica Funds. If they do not wish to exchange their fund shares, shareholders also may redeem their shares in the manner set forth in the fund’s prospectuses (no contingent deferred sales charges currently are payable on redemption of fund shares; redemption fees will be waived for all redemptions of fund shares after January 30, 2009).
Upon liquidation, each remaining shareholder of the fund usually will receive a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the fund.
You may be subject to federal, state, local or foreign taxes on exchanges, redemptions or liquidations of fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the fund.
In connection with winding up the fund’s affairs and liquidating all of its assets, the fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash, U.S. Government securities and other short-term debt instruments.
Class A, Class B and Class C shares of the fund are currently closed to new investments (other than reinvestment of dividends and distributions). Class I shares of the fund may be sold to strategic asset allocation funds, other investors (including institutional investors such as foreign insurers, domestic insurance companies, and their separate accounts), and eligible retirement plans whose recordkeepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.
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Investors Should Retain this Supplement for Future Reference